Class II Prospectus

May 1, 2009

The Universal Institutional Funds, Inc.

Small Company Growth Portfolio

Long-term capital appreciation by investing primarily in growth-oriented equity securities of small companies.

Investment Adviser

Morgan Stanley Investment Management Inc. does business in certain instances as Van Kampen

The Universal Institutional Funds, Inc. (the “Fund”) is a mutual fund that provides investment vehicles for variable annuity contracts and variable life insurance policies and for certain tax-qualified investors.

The Securities and Exchange Commission (the “Commission”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Class II Prospectus

Investment Summary

Small Company Growth Portfolio

Effective July 30, 2004, the Portfolio suspended the offering of its shares to new investors. The Portfolio will continue to offer its shares to existing shareholders. The Portfolio may recommence offering its shares to new investors at such time as the Portfolio’s adviser, Morgan Stanley Investment Management Inc. (the “Adviser”), determines that it would be consistent with prudent portfolio management to do so.

Objective

The Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small companies.

Approach

The Adviser seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small U.S. and foreign companies, including emerging market securities. The Adviser selects issues from a universe comprised of small cap companies, most with market capitalizations of generally less than $4 billion.

The Adviser may invest up to 25% of the Portfolio’s net assets in foreign securities, including emerging market securities classified as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), American Depositary Shares (“ADSs”) or Global Depositary Shares (“GDSs”), foreign U.S. dollar-denominated securities that are traded on a U.S. exchange or local shares of emerging market or developing countries.

Process

The Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The Adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The Portfolio may invest up to 10% of its net assets in real estate investment trusts (“REITs”).

Under normal circumstances, at least 80% of the assets of the Portfolio will be invested in equity securities of small companies. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes. Derivative instruments used by the Portfolio will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

A company is considered to be a small cap company if it has a total market capitalization at the time of purchase of $4 billion or less. The market capitalization limit is subject to adjustment annually based upon the Adviser’s assessment as to the capitalization range of companies which possess the fundamental characteristics of small cap companies.

Risks

An investment in the Portfolio is subject to risks, and you could lose money on your investment in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in the equity securities of growth-oriented small companies. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example). In addition, at times, growth-oriented equity securities of small companies may underperform relative to the overall market.

The risk of investing in equity securities is intensified in the case of the small companies in which the Portfolio will invest. Market prices for such companies’ equity securities tend to be more volatile than those of larger, more established companies. Such companies may themselves be more vulnerable to economic or company specific problems. Because of high valuations placed on companies with growth prospects within certain sectors, such as technology, biotechnology and internet, the Portfolio may own securities of companies that have significant market capitalizations despite a general lack of operating history and/or positive earnings.

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Small Company Growth Portfolio (Cont’d)

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States.

The Portfolio’s investments may be denominated in foreign currencies. As a result, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country.

REITs pool investors’ funds for investments primarily in real estate properties or real estate related loans. Like mutual funds, REITs have expenses, including advisory and administration fees, that are paid by their shareholders. As a result, shareholders will absorb duplicate levels of fees when the Portfolio invests in REITs. The performance of any Portfolio REIT holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. A general downturn in real estate values also can hurt REIT performance. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Portfolio, including significantly reducing the return to the Portfolio on its investment in such company.

The Adviser may invest in certain instruments, such as derivatives, and may use certain techniques, such as hedging, to manage these risks. However, the Adviser cannot guarantee that it will be practical to hedge these risks in certain markets or under particular conditions or that it will succeed in doing so. The Adviser may use derivatives for other purposes, such as gaining exposure to foreign markets.

Please see “Additional Risk Factors and Information” for further information about these and other risks of investing in the Portfolio.

Performance (Class II)

Commenced operations on April 30, 2003

High Quarter	10/04 - 12/04	13.41%
Low Quarter	10/08 - 12/08	-21.91%

Average Annual Total Returns (Class II)

(for the calendar periods ended December 31, 2008)

	Small Company Growth Portfolio	Russell 2000® Growth Index
Past One Year	-40.43%	-38.54%
Past Five Years	-1.63%	-2.35%
Since Inception 4/30/03	4.09%	4.06%

The bar chart and table show the performance of the Portfolio’s Class II shares year-by-year and as an average over different periods of time. This performance information does not include the impact of any charges deducted by your insurance company. If it did, returns would be lower. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

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Class II Prospectus

Fees and Expenses of the Portfolio

Fees and Expenses of the Portfolio (Class II)

The Commission requires that the Portfolio disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Total Annual Portfolio Operating Expenses in the table do not reflect voluntary fee waivers and/or expense reimbursements from the Adviser, which are described in the footnotes. In addition, Total Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, Total Annual Portfolio Operating Expenses would be higher.

This example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be equal to the amounts reflected in the table to the right. The example does not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

Advisory Fees*	0.92%
Distribution (12b-1) Fee*	0.35%
Other Expenses	0.43%
Total Annual Portfolio Operating Expenses	1.70%

*	This table does not show the effects of the Adviser’s voluntary fee waivers and/or expense reimbursements, or Morgan Stanley Distribution, Inc.’s (“Distributor”) voluntary 12b-1 fee waiver. The Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses described below (but including any 12b-1 fee paid to the Distributor), will not exceed 1.25%. In addition, the Distributor has voluntarily agreed to waive a portion of its 12b-1 fee. See “Distribution Plan.”

In determining the actual amount of voluntary advisory fee waivers and/or expense reimbursements for the Portfolio, if any, certain investment related expenses, such as foreign country tax expense and interest expense on amounts borrowed, are excluded from Total Annual Portfolio Operating Expenses. If these expenses were included, the Total Annual Portfolio Operating Expenses after voluntary fee waivers and/or expense reimbursements could exceed the expense ratio shown in the first paragraph of this note.

For the fiscal year ended December 31, 2008, after giving effect to the Adviser’s voluntary advisory fee waiver and/or expense reimbursements and the Distributor’s voluntary 12b-1 fee waiver, the Total Annual Portfolio Operating Expenses incurred by investors were 1.25%.

Fee waivers and/or expense reimbursements are voluntary and the Adviser and/or Distributor reserve the right to terminate any waivers and/or reimbursements at any time and without notice.

Example

	1 Year	3 Years	5 Years	10 Years
Small Company Growth Portfolio	$173	$536	$923	$2,009

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Additional Risk Factors and Information

This section discusses additional risk factors and information relating to the Portfolio. The Portfolio’s investment practices and limitations are described in more detail in the Statement of Additional Information (“SAI”), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

Price Volatility

The value of your investment in the Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or less depending on the types of securities the Portfolio owns and the markets in which the securities trade. Over time, equity securities have generally shown gains superior to fixed income securities, although they have tended to be more volatile in the short term. As a result of price volatility, there is a risk that you may lose money by investing in the Portfolio.

Equity Securities

Equity securities include common stock, preferred stock, convertible securities, depositary receipts, rights and warrants. The Portfolio may invest in equity securities that are publicly traded on securities exchanges or over the counter or in equity securities that are not publicly traded. Securities that are not publicly traded may be more difficult to sell and their value may fluctuate more dramatically than other securities. The prices of convertible securities are affected by changes similar to those of equity and fixed income securities. The value of a convertible security tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity security.

Foreign Securities

Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls, or diplomatic developments that could affect the Portfolio’s investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers, and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

Emerging Market Risks

The Portfolio may invest in emerging market or developing countries, which are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market or developing countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. These countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market or developing countries may be more precatious than in other countries. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. These characteristics result in greater risk of price volatility in emerging market or developing countries, which may be heightened by currency fluctuations relative to the U.S. dollar.

Foreign Currency

The Portfolio’s investments may be denominated in foreign currencies. The value of foreign currencies may fluctuate relative to the value of the U.S. dollar. Since the Portfolio may invest in such non- U.S. dollar-denominated securities, and therefore may convert the value of foreign securities into U.S. dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Portfolio’s assets. The Adviser may use derivatives to reduce this risk. The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Derivatives and Other Investments

The Portfolio may use various instruments that derive their values from those of specified securities, indices, currencies or other points of reference for both hedging and non-hedging purposes. Derivatives include forward contracts, futures, options, swaps and structured investments. These derivatives, including those used to manage risk, are themselves subject to risks of the different markets in which they trade and, therefore, may not serve their intended purposes.

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Class II Prospectus

Investment Summary

Additional Risk Factors and Information (Cont’d)

A forward contract is an obligation to purchase or sell a security or a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency.

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. The Portfolio may use futures contracts to gain exposure to an entire market (e.g. stock index futures) or to control their exposure to changing foreign currency exchange rates.

If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of a security or futures contract at an agreed-upon price. If the Portfolio “writes” an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of a security or futures contract at an agreed-upon price.

The Portfolio may enter into swap transactions, which are contracts in which the Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. Payments may be based on currencies, interest rates, securities indices or commodity indices. Swaps may be used to manage the maturity and duration of a fixed income portfolio, or to gain exposure to a market without directly investing in securities traded in that market.

Structured investments generally are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities.

Risks of Derivatives

The primary risks of derivatives are: (i) changes in the market value of securities held by the Portfolio, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for the Portfolio to sell a derivative, which could result in difficulty closing a position, and (iii) certain derivatives can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. In addition, some derivatives are subject to counterparty risk. To minimize this risk, the Portfolio may enter into derivatives transactions only with counterparties that meet certain requirements for credit quality and collateral. Also, the Portfolio may invest in certain derivatives that require the Portfolio to segregate some or all of its cash or liquid securities to cover its obligations under those instruments. At certain levels, this can cause the Portfolio to lose flexibility in managing its investments properly, responding to shareholder redemption requests, or meeting other obligations. If the Portfolio is in that position, it could be forced to sell other securities that it wanted to retain.

Hedging the Portfolio’s currency risks involves the risk of mismatching the Portfolio’s obligations under a forward or futures contract with the value of securities denominated in a particular currency.

Investments in structured investments, involve risks, including interest rate risk, credit risk, market risk and other associated risks.

While the use of derivatives may be advantageous to the Portfolio, if the Adviser is not successful in employing them, the Portfolio’s performance may be worse than if it did not make such investments. See the SAI for more information about the risks of different types of derivatives.

Temporary Defensive Investments

When the Adviser believes that changes in economic, financial or political conditions warrant, the Portfolio may invest without limit in certain short- and medium-term fixed income securities that may be inconsistent with its principal investment strategies for temporary defensive purposes. If the Adviser incorrectly predicts the effects of these changes, such defensive investments may adversely affect the Portfolio’s performance and the Portfolio may not achieve its investment objective.

Portfolio Turnover

Consistent with its investment policies, the Portfolio will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs. The Portfolio may engage in frequent trading of securities to achieve its investment objective.

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Fund Management

Investment Adviser

The Investment Adviser is Morgan Stanley Investment Management Inc., which does business in certain instances as “Van Kampen.” The Adviser, with principal offices at 522 Fifth Avenue, New York, New York 10036, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley is the direct parent of the Adviser and the indirect parent of Morgan Stanley Distribution, Inc., the Fund’s distributor (the “Distributor”). Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of November 30, 2008, the Adviser, together with its affiliated asset management companies, had approximately $393.2 billion in assets under management or supervision.

Advisory Fee

The Adviser is entitled to receive an advisory fee at an annual percentage of the Portfolio’s average daily net assets as set forth in the table below:

Assets	Fee
First $1 billion	0.92%
From $1 billion to $1.5 billion	0.85%
More than $1.5 billion	0.80%

However, the Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual operating expenses of the Portfolio will not exceed 1.25% of its average daily net assets. For purposes of determining the amount of the voluntary advisory fee waiver and/or reimbursement, if any, the annual operating expenses of the Portfolio exclude certain investment related expenses such as foreign country tax expense and interest expense on amounts borrowed. As a result, the expense ratio, including these expenses, after fee waivers and/or reimbursements may be higher than 1.25%. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to terminate any waiver and/or reimbursement at any time without notice.

For the fiscal year ended December 31, 2008, the Adviser received a fee for advisory services (net of fee waivers and/or expense reimbursements) equal to 0.77% of the Portfolio’s average daily net assets.

A discussion regarding the Board of Directors’ approval of the investment advisory agreement is available in the Fund’s semi-annual report to shareholders for the period ended June 30, 2008.

Portfolio Management

The Portfolio’s assets are managed within the Growth team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Dennis P. Lynch, David S. Cohen and Sam G. Chainani, each a Managing Director of the Adviser, and Alexander T. Norton, Jason C. Yeung and Armistead B. Nash, each an Executive Director of the Adviser.

Mr. Lynch has been associated with the Adviser in an investment management capacity since 1998 and began managing the Portfolio in April 2003. Mr. Cohen has been associated with the Adviser in an investment management capacity since 1993 and began managing the Portfolio in April 2003. Mr. Chainani has been associated with the Adviser in an investment management capacity since 1996 and began managing the Portfolio in June 2004. Mr. Norton has been associated with the Adviser in an investment management capacity since 2000 and began managing the Portfolio in July 2005. Mr. Yueng has been associated with the Adviser in an investment management capacity since 2002 and began managing the Portfolio in September 2007. Mr. Nash has been associated with the Adviser in an investment management capacity since 2002 and began managing the Portfolio in September 2008.

Mr. Cohen is the lead portfolio manager of the Portfolio. Messrs. Lynch, Chainani, Norton, Yeung and Nash are co-portfolio managers. Members of the team collaborate to manage the assets of the Portfolio.

The Fund’s SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolio.

The composition of the team may change from time to time.

Distribution Plan

The Fund has adopted a Plan of Distribution for the Portfolio’s Class II shares pursuant to Rule 12b-1

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Class II Prospectus

Fund Management

Fund Management (Cont’d)

under the Investment Company Act of 1940, as amended (the “Plan”). Under the Plan, the Portfolio is authorized to pay the Distributor a monthly 12b-1 fee at an annual rate of 0.35% of the Portfolio’s average daily net assets attributable to Class II shares. Such amount shall be paid to compensate the Distributor for remittance to insurance companies which offer the Fund as an investment option. These payments are intended to compensate insurance companies for distribution and/or administrative related expenses incurred or paid in connection with the distribution of Class II shares of the Portfolio. The Distributor has voluntarily agreed to waive 0.30% of the 0.35% 12b-1 fee that it may receive. This waiver is voluntary, and the Distributor reserves the right to terminate the waiver at any time and without notice.

Since the 12b-1 fees associated with the Plan are paid out of the Portfolio’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Adviser and/or the Distributor may pay additional compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers, dealers and/or certain insurance companies or other financial intermediaries or service providers in connection with the sale, distribution, marketing and/or retention of shares of the Portfolio and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of the Portfolio’s shares over other investment options. Any such payments will not change the net asset value or the price of the Portfolio’s shares. For more information, please see the Fund’s SAI.

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Shareholder Information

Share Class

This Prospectus offers Class II shares of the Small Company Growth Portfolio. The Fund does not currently offer Class I shares but may do so in the future. Class II shares are subject to higher expenses due to the imposition of a 12b-1 fee. For additional information about availability of Class I shares of the Portfolio, contact your insurance company or qualified pension or retirement plan.

Purchasing and Selling Fund Shares

Shares are offered on each day that the New York Stock Exchange (the “NYSE”) is open for business.

The Portfolio offers its shares only to insurance companies for separate accounts that they establish to fund variable life insurance and variable annuity contracts, and to other entities under qualified pension and retirement plans. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to, and from, separate accounts.

There are no known disadvantages to variable product contract owners or qualified plan participants arising out of the fact that the Portfolio offers its shares to separate accounts of various insurance companies that offer variable annuity and variable life insurance products and various other entities under qualified pension and retirement plans. Nevertheless, the Board of Directors that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may possibly arise due to these arrangements and to determine what action, if any, should be taken in response.

Pricing of Portfolio Shares

The price per share will be the net asset value (NAV) per share next determined after the Fund or the insurance company receives your purchase or redemption order. The NAV for one share is the value of that share’s portion of all of the net assets in the Portfolio. The Fund determines the NAV per share for the Portfolio as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the Portfolio is open for business.

About Net Asset Value

The NAV per share of the Portfolio is determined by dividing the total of the value of the Portfolio’s investments and other assets, less any liabilities, by the total number of outstanding shares of the Portfolio. In making this calculation, the Portfolio generally values securities at market price. If market prices are unavailable or may be unreliable because of events occurring after the close of trading, the value for those securities will be determined in good faith at fair value using methods approved by the Board of Directors. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund’s Board of Directors. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Portfolio’s NAV will reflect certain portfolio securities’ fair value rather than their market price. To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended (“Investment Company Act”), the Portfolio’s NAV is calculated based upon the NAV of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The Portfolio may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Portfolio does not calculate its NAV. As a result, the value of these investments may change on days when you cannot purchase or sell shares.

The NAV of Class II shares will differ from that of other classes because of class-specific expenses that each class may pay.

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Class II Prospectus

Shareholder Information

Shareholder Information (Cont’d)

Dividends and Distributions

The Portfolio distributes its net investment income, if any, at least annually as dividends and makes distributions of its net realized capital gains, if any, at least annually.

Taxes

The Portfolio expects that it will not have to pay federal income taxes if it distributes annually all of its net investment income and net realized capital gains. The Portfolio does not expect to be subject to federal excise taxes with respect to undistributed income.

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Portfolio and federal income taxation of owners of variable annuity or variable life insurance contracts, refer to the contract prospectus.

Because each investor’s tax circumstances are unique and the tax laws may change, you should consult your tax advisor about the federal, state and local tax consequences applicable to your investment.

Frequent Purchases and Redemptions of Shares

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners or qualified plan participants are referred to as “market-timing” or “short-term trading” and may present risks for other contract owners or participants with long-term interests in the Portfolio, which may include, among other things, dilution in the value of the Portfolio’s shares indirectly held by contract owners or participants with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio’s securities trade and the time as of which the Portfolio’s NAV is calculated (“time-zone arbitrage”). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio’s NAV calculation that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio’s shares the next day when the Portfolio’s share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price-arbitrage”). The Portfolio’s policies with respect to valuing portfolio securities are described in “About Net Asset Value.”

The Fund’s Board of Directors has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies or qualified plans generally do not provide specific contract owner or plan participant transaction instructions to the Portfolio on an ongoing basis. Therefore, to some extent, the Portfolio relies on the insurance companies and qualified plans to monitor frequent short-term trading by contract owners. However, the Portfolio has entered into agreements with insurance companies and qualified plans whereby the insurance companies and qualified plans are required to provide certain contract owner identification and transaction information upon the Portfolio’s request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.

If the Portfolio identifies suspected market-timing activity, the insurance company or qualified plan will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners or participants). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company or

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Shareholder Information (Cont’d)

qualified plan is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners or participants may be able to engage in frequent trading to the detriment of contract owners or participants with long-term interests in the Portfolio. If the insurance company or qualified plan refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company or qualified plan.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s securities is available in the Fund’s SAI.

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Class II Prospectus

Financial Highlights

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Portfolio’s Class II shares for the past five fiscal years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). In addition, this performance information does not include the impact of any charges by your insurance company. If it did, returns would be lower. The information has been audited by Ernst & Young LLP, an independent registered public accounting firm. Ernst & Young LLP’s unqualified report appears in the Portfolio’s Annual Report to Shareholders and is incorporated by reference in the SAI. The Annual Report and the Portfolio’s financial statements, as well as the SAI, are available at no cost from the Portfolio at the toll free number noted on the back cover to this Prospectus or from your insurance company.

	Year Ended December 31,
	2008	2007		2006	2005	2004

Selected Per Share Data and Ratios

Net Asset Value, Beginning of Period	$16.93	$17.94		$17.36	$15.48	$13.40

Income (Loss) From Investment Operations

Net Investment Loss#	(0.03)	(0.10)		(0.14)	(0.03)	(0.13)
Net Realized and Unrealized Gain (Loss)	(6.38)	0.70		2.07	2.01	2.67
Total From Investment Operations	(6.41)	0.60		1.93	1.98	2.54

Distributions from and/or in Excess of:

Net Realized Gain	(1.43)	(1.61)		(1.35)	(0.10)	(0.46)
Net Asset Value, End of Period	$9.09	$16.93		$17.94	$17.36	$15.48
Total Return±	(40.43)%	2.96%		11.84%	12.88%	18.95%

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)	$26,481	$51,171		$58,336	$50,785	$34,752
Ratio of Expenses to Average Net Assets(1)	1.25%+	1.25	%+	1.25%	1.25%	1.25%
Ratio of Net Investment Income Loss to Average Net Assets(1)	(0.23)%+	(0.56	)%+	(0.80)%	(0.19)%	(0.93)%
Portfolio Turnover Rate	38%	52%		68%	72%	113%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived and/or Reimbursed by Adviser and/or Distributor:
Expenses to Average Net Assets	1.70%+	1.63	%+	1.73%	1.81%	1.91%
Net Investment Loss to Average Net Assets	(0.68)%+	(0.94	)%+	(1.28)%	(0.75)%	(1.59)%

#	Per share amount is based on average shares outstanding.
±	Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.
+	Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were affected by less than 0.005%.

UIF Small Company Growth Portfolio	11

Where to Find Additional Information

Statement of Additional Information

In addition to this Prospectus, the Fund has a SAI, dated May 1, 2009, which contains additional, more detailed information about the Fund and the Portfolio. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

Shareholder Reports

The Fund publishes annual and semi-annual reports containing financial statements. These reports contain additional information about the Portfolio’s investments. In the Fund’s shareholder reports, you will find a discussion of the market conditions and the investment strategies that significantly affected the Portfolio’s performance during that period.

For additional Fund information, including information regarding investments comprising the Portfolio, and to make shareholder inquiries, please call 1-800-281-2715.

You may obtain the SAI and shareholder reports without charge by contacting the Fund at the toll-free number above or your insurance company or on our web site at www.vankampen.com.

Information about the Fund, including the SAI, and the annual and semi-annual reports, may be obtained from the Commission in any of the following ways: (1) In person: you may review and copy documents in the Commission’s Public Reference Room in Washington D.C. (for information on the operation of the Public Reference Room, call 1-202-551-8090); (2) On-line: you may retrieve information from the EDGAR Database on the Commission’s web site at http://www.sec.gov; or (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund’s Investment Company Act registration number is 811-7607.